UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 2004

BOSTON CAPITAL TAX CREDIT FUND V L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of March, 2004 Boston Capital Tax Credit Fund V L.P., a Delaware limited partnership, specifically Series 47 thereof, entered into various agreements relating to Mayfair Park Apartments, L.P., a Texas limited partnership (the "Operating Partnership") on behalf of Series 47 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of March 2004 (the "Operating Partnership Agreement"), pursuant to which Series 47 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 178 unit apartment complex for families located at Houston in Harris County, Texas, which is known as Mayfair Park Apartments (the "Apartment Complex"). The Apartment Complex consists of 18 buildings containing 44 one-bedroom units, 80 two-bedroom units and 54 three-bedroom units. Amenities include gated access, community room, washer/dryer hook-ups, attached garages, computer facilities, laundry room, fitness room, pool, barbeque area and playground. Construction of the Apartment Complex commenced in March 2004 and is scheduled for completion in April 2005. 100% Occupancy is scheduled for March 2006.

The Operating Partnership expects to receive permanent financing in the amount of $9,500,000 (the "Permanent Mortgage") from Harris County Housing Finance Corporation. The Permanent Mortgage is expected to bear interest at 3.50% per annum payable over a 12 year amortization period and a 12 year term

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Mayfair Park Development, (the "General Partner"). The principals of the General Partnership are William D. Henson and J. Steve Ford.

Series 47 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $4,846,947 to the Operating Partnership in 5 installments as follows:

(1) $2,908,168 (the "First Installment") on the latest of (i) the Admission Date, (ii) the closing of the Bond Loan in a manner satisfactory to the Special Limited Partner, (iii) receipt of Credit Approval, (iv) the Permanent Loan Commitment Date or (v) Construction Permitting Date;

(2) $969,389 (the "Second Installment") upon the later to occur of the 50% Completion Date, provided, however, that the proceeds of the Second Installment shall be disbursed to the Construction Lender to the extent so required by the Disbursement Agreement and upon the approval of draw requests submitted to and approved by the Special Limited Partner; and in turn, the Construction Lender shall disburse the Second Installment proceeds to the Partnership in accordance with the Construction Loan Documents, including without limitation, the Disbursement Agreement and all draw requests shall be in the form and contain all of the supporting documentation, including without limitation, a report from the Inspecting Consultant, required by the Construction Loan Documents;

(3) $484,695 (the "Third Installment"), on the latest of (i) the Completion Date, (ii) Cost Certification, (iii) receipt of an updated Title Policy in form and substance satisfactory to the Special Limited Partner, which policy in no event shall contain a survey exception, (iv) receipt by the Investment Limited Partner of the Contractor Pay-Off Letter, (v) receipt by the Investment Limited Partner of an Estoppel Letter from each Lender; (vi) completion of all Due Diligence Recommendations, and (vii) receipt by the Special Limited Partner of a letter from the local provider of telephone service confirming service is available to the Apartment Complex;

(4) $242,347 (the "Fourth Installment"), on the latest of (i) the Initial 100% Occupancy Date, (ii) Permanent Mortgage Commencement, (iii) Rental Achievement or (iv) receipt by Initial Compliance Audit; and

(5) $242,347 (the "Fifth Installment") upon the receipt by the Investment Limited Partner of a copy of the State Designation;

The First Installment has been paid by Series 47.

The total Capital Contribution of Series 47 to the Operating Partnership is based on the Operating Partnership receiving $6,254,750 in Tax Credits during the 10-year period commencing in 2004 of which 99.99% ($6,254,125) will be allocated to Series 47 as the Investment Limited Partner of the Operating Partnership.

Series 47 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	0.01%	90%	90%
Series 47	99.99%	9.999%	10%
Special Limited Partner	0%	.001%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 47.

Series 47 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2005 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $6,500. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2005 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $6,500. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.2(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $1,782,862. The Development Fee, of which $835,221 is differed, shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form

S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND V L.P.

By: Boston Capital Associates V L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President